Lifecore Biomedical Reports First Quarter of Fiscal 2025 Financial Results and Provides Corporate Update -- Recorded Revenues of $24.7 million for Q1 Fiscal 2025 -- -- Signed Multiple New Business Agreements with New and Existing Customers -- -- More than Doubled Capacity with Installation of 5-Head Isolator Filler; Increased Revenue Generating Potential to Up to $300 Million Annually -- -- Successfully Closed Financing Raising Approx. $24.3 Million, Providing Financial Runway for Current Liquidity Needs and Future Growth -- Conference Call Today at 8:30 a.m. ET CHASKA, Minn., October 4, 2024 -- Lifecore Biomedical, Inc. (NASDAQ: LFCR) (“Lifecore” or the “Company”), a fully integrated contract development and manufacturing organization (“CDMO”), today announced its financial results for the first quarter of fiscal 2025. Highlights from First Quarter Fiscal 2025: “I joined Lifecore last spring with a commitment to position the company for long-term success. To that end, we implemented a growth strategy based on three primary efforts: maximizing our existing business and customer base; advancing our development pipeline toward commercialization; and aggressively pursuing new business. I am pleased to report that, during the first quarter, Lifecore’s operational and business development achievements supported each of these priorities,” stated Paul Josephs, president & chief executive officer of Lifecore. “Regarding operations. the company recently completed the installation and qualification of its high-speed, multi-purpose 5-head isolator filler, which is now GMP-ready. This new system positions the company to offer existing and future customers the speed and aseptic isolation benefits associated with this state-of-the-art, closed-system platform. With the addition of the 5-head isolator filler, which is designed for fill/finish activities for vials, cartridges, and pre-filled syringes, the company has more than doubled its prior capacity, significantly increasing our maximum revenue generating potential to up to approximately $300 million annually. This new system not only expands Lifecore’s leadership in the fill/finish of highly viscous, complex formulations, but we believe it will also create an opportunity to win new, previously unsupported business, including fulfilling the needs of customers with less viscous, less complex protein, peptide and antibody products. We have already received significant interest from existing as well as new customers who are interested in accessing our state-of-the-art isolator filling system. “With respect to business development, our team had a very solid first quarter. During the period, the company signed four new customers, including an exciting new program with Lindy Biosciences that will be focused on streamlining the formulation process for Lindy’s innovative microglassification technology and scaling it for commercial manufacturing. During the quarter, we also signed numerous expansion agreements for existing customer projects. Importantly, the company increased investment in both our business development infrastructure and outreach. During the first quarter, the company added two new sales representatives who are increasing our reach in key pharma and biotech hubs in the U.S., and we plan to add at least one industry veteran to this team to provide an additional resource to maximize the sizable opportunity in front of us. In addition, the company is elevating its participation in industry conferences and events in the U.S and abroad. Our team is aggressively working to fill the plant’s capacity, and though it is early, we are pleased to see our business development pipeline improving in terms of the quantity of opportunities that we are reviewing.

“To support the ongoing execution of our growth strategy, Lifecore today announced the successful closing of a private placement of 5,928,775 shares of its common stock with new and existing investors raising approximately $24.3 million. We believe this reflects the support that our shareholders have for our new management, our plan for value creation, and the tremendous opportunity we have in this growing market. We are grateful for this show of confidence. Importantly, we believe these funds, along with other potential non-dilutive actions available to the Company, will provide the financial stability needed to allow management to focus on growing the business aggressively and without distraction. “Today, I am pleased to report that in my first 100 days, Lifecore has streamlined its operations, added talented leaders to the organization, signed multiple new customers, regained compliance with Nasdaq’s listing requirements, and successfully raised funds. We have great optimism regarding the opportunity ahead, with this backdrop, we are reaffirming guidance for fiscal year 2025 for both revenue and Adjusted EBITDA. Looking forward we have established medium term financial objectives targeting double digit revenue CAGR and Adjusted EBITDA margins in line with those of our peers, which we expect to discuss in further detail at our future Investors Day in November. We are very pleased with the achievements during the period, all of which, I believe, have strengthened our potential to achieving sustainable growth in the coming years.” Corporate Developments New Business • During the first quarter, the company signed four new customers, and numerous expansion agreements for existing customer projects. The highlight of these new business wins is the company’s agreement with Lindy Biosciences, which was publicly announced last week. These new and expanded projects span the range of Lifecore’s capabilities and the company is pleased to continue as the partner of choice for many of its existing customers. • During the first quarter, the company added two new sales representatives who are seeking to expand Lifecore’s reach in key pharma and biotech hubs in the U.S. In addition, the company is increasing its participation in industry conferences and events. In September and October alone, the Lifecore team has met, and will continue to meet, with prospective and existing customers at multiple industry conferences including MAIS (Medical Aesthetic Injectable Summit), CPHI (Convention on Pharmaceutical Ingredients), PDA (Parenteral Drug Association) and PODD (Partnering Opportunities in Drug Delivery). Importantly, the company will have the opportunity to leverage its leadership in the field of sterile injectables with Lifecore management presenting and sitting on panels at several of these meetings. Capabilities and Capacity • Subsequent to quarter-end, as previously publicly disclosed, the company successfully completed the installation and qualification of its high-speed, multi-purpose 5-head isolator filler, which is now GMP-ready. With the addition of the 5-head isolator filler, which is designed for fill/finish activities for vials, cartridges, and pre-filled syringes, the company has more than doubled its capacity, creating maximum revenue-generating potential of up to $300 million annually, based on historical fiscal year 2024 revenues, projected development pipeline, and new business pricing, volume and other assumptions. Financial. Markets • This morning, the company announced the successful closing of a $24.3 million private placement of 5,928,775 shares of its common stock with new and existing shareholders at a price per share of $4.10. The company believes this offering, along with other non-dilutive actions, will address Lifecore’s near-term liquidity needs, allowing management to further execute its growth strategy with the goal of achieving sustainable profitability. • On September 12th, Lifecore was pleased to announce that the company received written notice from the Nasdaq Listing Qualifications Department stating that the company has regained compliance with the filing and annual meeting requirements in the Nasdaq Listing Rules, and Nasdaq has ceased any action to delist the company’s common stock.

Consolidated First Quarter Fiscal 2025 Financial Results Revenues for the quarter ended August 25, 2024 were $24.7 million, compared to $24.5 million for the comparable 2023 period. The increase of $0.2 million was primarily driven by a $1.5 million increase in HA manufacturing revenues from the company’s largest customer due to the timing of shipments, partially offset by a $1.3 million decrease in CDMO revenues primarily as a result of one customer working down inventory levels built in the prior year period. Gross profit for the quarter ended August 25, 2024 was $5.4 million, compared to $2.7 million for the comparable period of 2023. The increase of $2.7 million was primarily due to a favorable sales mix between customers and price increases to customers within CDMO revenues. Selling, general and administrative expenses for the first quarter of fiscal 2025 was $14.8 million, compared to $9.2 million for the comparable prior year period. The increase of $5.6 million was primarily due to increases in professional fees of $4.7 million, consisting of $2.4 million in audit fees and legal fees of $2.3 million; and non-cash stock-based compensation expense, primarily due to the impact of performance stock unit grants of $0.9 million. Interest expense was $5.4 million for the three months ended August 25, 2024, an increase compared to $3.9 million for the comparable period of 2023. The increase of $1.4 million was primarily a result of increased interest expense primarily related to the amortization of the debt discount on the Alcon term loan facility, along with a reduction in capitalized interest compared to the prior period. For the quarter ended August 25, 2024, the company recorded a net loss of $16.2 million or $0.53 per diluted share, as compared to a net loss of $10.8 million or $0.35 per diluted share, for the comparable period of 2023. Adjusted EBITDA for the period of $(1.8) million was consistent with the $(2.0) million in the prior year period. Financial Guidance For the full fiscal year 2025, the company is reiterating is financial guidance and expects revenue to be approximately $126.5 to $130 million and Adjusted EBITDA* to be in the range of $19 to $21 million. This guidance takes into consideration existing market forces, contracts, timing of customer orders, and the company’s current beliefs and estimations with respect to success and timing related to growing and diversifying the company’s new business development revenue. Experience shows that a new business development organization, as there is at Lifecore, usually takes multiple quarters to optimize performance. The company cautions against extrapolating quarterly results to estimate full year results. *Adjusted EBITDA is a non-GAAP financial measure (see reconciliation of non-GAAP financial measures in this release). Earnings Webcast Lifecore Biomedical will host a conference call today, October 4, 2024, at 8:30 a.m. ET to discuss first quarter fiscal 2025 financial results. The webcast can be accessed via Lifecore’s Investor Events & Presentations page at: https://ir.lifecore.com/events- presentations. An archived version of the webcast will be available on the website for 30 days. About Lifecore Biomedical Lifecore Biomedical, Inc. is a fully integrated contract development and manufacturing organization (CDMO) that offers highly differentiated capabilities in the development, fill and finish of sterile injectable pharmaceutical products in syringes, vials and cartridges, including complex formulations. As a leading manufacturer of premium, injectable-grade hyaluronic acid, Lifecore brings more than 40 years of expertise as a partner for global and emerging biopharmaceutical and biotechnology companies across multiple therapeutic categories to bring their innovations to market. For more information about the Company, visit Lifecore’s website at www.lifecore.com. Non-GAAP Financial Information

This press release contains non-GAAP financial information, including Adjusted EBITDA. The Company has included a reconciliation of Adjusted EBITDA to Net (loss) income, the most directly comparable financial measure calculated in accordance with GAAP. See the section entitled “Non-GAAP Financial Information and Reconciliations” in this release for the Company’s definition of Adjusted EBITDA. The Company has disclosed these non-GAAP financial measures to supplement its consolidated financial statements presented in accordance with GAAP. These non-GAAP financial measures exclude/include certain items that are included in the Company’s results reported in accordance with GAAP. Management believes these non-GAAP financial measures provide useful additional information to investors about trends in the Company’s operations and are useful for period-over-period comparisons. These non- GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP financial measures may not be the same as similar measures provided by other companies due to the potential differences in methods of calculation and items being excluded/included. These non-GAAP financial measures should be read in conjunction with the Company’s consolidated financial statements presented in accordance with GAAP. Important Cautions Regarding Forward-Looking Statements This press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbor created under the Private Securities Litigation Reform Act of 1995 and other safe harbors under the Securities Act of 1933 and the Securities Exchange Act of 1934. Words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “might”, “will”, “should”, “can have”, “likely” and similar expressions are used to identify forward-looking statements. In addition, all statements regarding our current operating and financial expectations, anticipated capacity and utilization, anticipated liquidity, and anticipated future customer relationships usage are forward-looking statements. All forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially, including such factors among others, as the outcome of any evaluation of the company’s strategic alternatives or any discussions with any potential bidders related thereto, the competition of the company’s financial closing procedures, the company’s ability to successfully enact its business strategies, including with respect to installation, capacity generation and its ability to attract demand for its services, the company’s ability to remain current with its reports with the Securities and Exchange Commission (the “SEC”), the company’s ability to remain in compliance with applicable listing standards under Nasdaq, and its ability to expand its relationship with its existing customers or attract new customers, the impact of inflation on the Company’s business and financial condition, indications of a change in the market cycles in the CDMO market; changes in business conditions and general economic conditions both domestically and globally including rising interest rates and fluctuation in foreign currency exchange rates, access to capital; and other risk factors set forth from time to time in the company’s SEC filings, including, but not limited to, the Annual Report on Form 10-K for the year ended May 26, 2024 (the “2024 10-K”). For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our filings with the Securities and Exchange Commission, including the risk factors contained in the 2024 10-K. Forward-looking statements represent management’s current expectations as of the date hereof and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward- looking statements made by us to reflect subsequent events or circumstances. Lifecore Biomedical, Inc. Contact Information: Stephanie Diaz (Investors) Vida Strategic Partners 415-675-7401 sdiaz@vidasp.com Tim Brons (Media) Vida Strategic Partners 415-675-7402 tbrons@vidasp.com

Ryan D. Lake (CFO) Lifecore Biomedical 952-368-6244 ryan.lake@lifecore.com

LIFECORE BIOMEDICAL, INC. CONSOLIDATED CONDENSED BALANCE SHEETS (In thousands, except share and par values) August 25, 2024 May 26, 2024 (unaudited) ASSETS Current Assets: Cash $ 5,520 $ 8,462 Accounts receivable, less allowance for credit losses 17,674 20,343 Accounts receivable, related party 7,471 10,810 Inventories, net 41,642 39,979 Prepaid expenses and other current assets 1,876 1,439 Total Current Assets 74,183 81,033 Property, plant, and equipment, net 148,756 148,598 Operating lease right-of-use assets 2,373 2,442 Goodwill 13,881 13,881 Intangible assets, net 4,200 4,200 Other long-term assets 3,431 3,806 Total Assets $ 246,824 $ 253,960 LIABILITIES, CONVERTIBLE PREFERRED STOCK, AND SHAREHOLDERS’ EQUITY Current Liabilities: Accounts payable $ 18,010 $ 16,334 Accrued compensation 5,565 5,533 Other accrued liabilities 11,380 9,986 Current portion of lease liabilities 4,141 4,133 Deferred revenues 339 1,088 Deferred revenues, related party 315 1,025 Current portion of long-term debt, net, related party 773 773 Total Current Liabilities 40,523 38,872 Long-term debt, less current portion, net, related party 105,545 100,819 Revolving credit facility 21,605 19,691 Debt derivative liability, related party 24,500 25,400 Long-term lease liabilities, less current portion 4,800 4,944 Deferred taxes, net 443 543 Deferred revenues, less current portion, related party 4,791 4,703 Other non-current liabilities 5,114 5,086 Total Liabilities 207,321 200,058 Convertible Preferred Stock, $0.001 par value; 2,000,000 shares authorized; 43,257 and 42,461 shares issued and outstanding at August 25, 2024 and May 26, 2024, respectively 43,441 42,587 Shareholders’ Equity: Common Stock, $0.001 par value; 75,000,000 and 50,000,000 shares authorized; 30,898,255 and 30,562,961 shares issued and outstanding at August 25, 2024 and May 26, 2024, respectively 31 30 Additional paid-in capital 178,784 177,808 Accumulated deficit (182,753) (166,523) Total Shareholders’ (Deficit) Equity (3,938) 11,315 Total Liabilities, Convertible Preferred Stock, and Shareholders’ Equity $ 246,824 $ 253,960

LIFECORE BIOMEDICAL, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (In thousands, except share and per share values) Three Months Ended August 25, 2024 August 27, 2023 Revenues $ 16,793 $ 16,953 Revenues, related party 7,912 7,569 Total Revenues 24,705 24,522 Cost of goods sold 19,318 21,794 Gross profit 5,387 2,728 Operating costs and expenses: Research and development 2,186 2,146 Selling, general, and administrative 14,785 9,196 Total operating costs and expenses 16,971 11,342 Operating loss (11,584) (8,614) Interest expense, net (968) (793) Interest expense, related party (4,400) (3,145) Change in fair value of debt derivative liability, related party 900 200 Other expense, net (203) (170) Net loss from continuing operations before taxes (16,255) (12,522) Provision for income tax benefit (expense) 25 (88) Net loss from continuing operations (16,230) (12,610) Discontinued operations: Income from discontinued operations — 1,850 Income tax benefit — 6 Income from discontinued operations, net of tax — 1,856 Net loss $ (16,230) $ (10,754) Basic and diluted net income (loss) per share: Loss from continuing operations $ (0.53) $ (0.41) Income from discontinued operations — 0.06 Total basic and diluted net loss per share $ (0.53) $ (0.35) Shares used in per share computation: Basic and Diluted 30,855,742 30,403,392

LIFECORE BIOMEDICAL, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (In thousands) Three Months Ended August 25, 2024 August 27, 2023 Cash flows from operating activities: Net loss $ (16,230) $ (10,754) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 1,993 2,168 Stock-based compensation 2,419 1,533 Deferred taxes (100) 76 Non-cash interest expense 423 — Non-cash interest expense, related party 4,296 3,025 Change in debt derivative liability, related party (900) (200) Provision for expected credit losses (11) 21 Other, net — 3 Changes in operating assets and liabilities: Accounts receivable 2,680 9,241 Accounts receivable, related party 3,339 (6,855) Inventories (1,663) (849) Other assets (244) (2,426) Accounts payable 3,628 (4,202) Accrued compensation 32 371 Other liabilities 1,154 (2,530) Deferred revenues (749) (451) Deferred revenues, related party (710) 3,500 Net cash used in operating activities (643) (8,329) Cash flows from investing activities: Purchases of property, plant, and equipment (3,392) (5,054) Net cash used in investing activities (3,392) (5,054) Cash flows from financing activities: Issuance of common stock under stock-based compensation plans 1 — Proceeds from exercise of stock options — 724 Proceeds from revolving credit facility, net 1,914 2,281 Taxes paid by the Company for employee stock plans (589) (45) Principal payments on equipment financing, related party (193) — Principal payments on finance leases (40) (26) Net cash provided by financing activities 1,093 2,934 Net decrease in cash (2,942) (10,449) Cash, beginning of period 8,462 19,091 Cash, end of period $ 5,520 $ 8,642 Supplemental disclosure of non-cash investing and financing activities: Purchases of property, plant, and equipment in accounts payable $ 5,906 $ 4,741 Capitalized interest $ 711 $ 969 Convertible Preferred Stock PIK dividend $ 806 $ 748

Non-GAAP Financial Information and Reconciliations Adjusted EBITDA is net income or loss as determined under GAAP excluding (i) interest expense, net of interest income, (ii) provision for income tax expense (benefit), (iii) depreciation and amortization, (iv) stock-based compensation, (v) change in fair value derivatives, (vi) financing fees (non-interest), (vii) reorganization costs, (viii) restructuring costs, (ix) franchise tax equivalent to income tax, (x) contract cancellations, (xi) stockholder activist settlement costs, and (xii) start-up costs. See “Non-GAAP Financial Information” above for further information regarding the Company’s use of non-GAAP financial measures. First Quarter of Fiscal 2025 (in thousands) Three Months Ended August 25, 2024 August 27, 2023 Net Loss (GAAP) $ (16,230) $ (10,754) Interest expense, net 5,368 3,938 Provision for income tax (benefit) expense (25) 88 Depreciation and amortization on property, plant, and equipment 1,993 1,947 Income from discontinued operations, net of tax — (1,856) Stock-based compensation 2,419 1,533 Change in fair value of debt derivatives (900) (200) Financing fees (non-interest) 275 253 Reorganization costs (a) 3,592 2,737 Restructuring costs (a) 483 (10) Franchise tax equivalent to income tax 50 82 Stockholder activist settlement (a) 1,182 — Start-up costs — 239 Adjusted EBITDA $ (1,793) $ (2,003) (a) $5.3 million of restructuring, reorganization and stockholder activist settlement costs were incurred for the three months ended August 25, 2024 primarily due to elevated accounting fees associated with the fiscal 2024 audit, legal expenses and consulting fees that was originally estimated to be approximately $3.1 million. 2025 Guidance Compared to Fiscal Year 2024 Results (in thousands) Fiscal Year Ending Fiscal Year Ended May 25, 2025 May 26, 2024 (estimate) Net Loss (GAAP) $ (25,900) — $ (23,900) $ 9,331 Interest expense, net 20,900 18,090 Provision for income tax (benefit) expense — 183 Depreciation and amortization on property, plant, and equipment 8,600 7,954 Stock-based compensation 9,700 6,201 Change in fair value of debt derivatives (4,800) (39,500) Financing fees (non-interest) 400 3,513 Reorganization costs (a) 7,100 9,796 Restructuring costs (a) 1,300 1,656 Franchise tax equivalent to income tax 200 272 Contract cancellation and other costs — 567 Stockholder activist settlement (a) 1,500 459 Start-up costs — 1,684 Adjusted EBITDA $ 19,000 — $ 21,000 $ 20,206

(a) We previously estimated restructuring, reorganization, stockholder activist settlement costs to be in a range of $5.5 to $6.5 million, which we now estimate will be approximately $9.9 million of which $5.3 million was incurred in fiscal year Q1 2025. The overage is due to elevated accounting fees associated with the fiscal 2024 audit, legal expenses and consulting fees.